SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

WRIGHT MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 867-9971

Item 5. Other Events

     On January 26, 2004, Wright Medical Group, Inc. (the “Company”) announced in a press release that its Board of Directors has elected Laurence Y. Fairey and David D. Stevens to serve as directors of the Company, thereby increasing the size of the Board of Directors to eight members. The press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 7. Exhibits

     (c)  Exhibits

Exhibit
Number	Description

99	Press release issued by Wright Medical Group, Inc. on January 26, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 26, 2004

WRIGHT MEDICAL GROUP, INC.

By:	/s/ F. Barry Bays F. Barry Bays President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press release issued by Wright Medical Group, Inc. on January 26, 2004.